VIRTUS Duff & Phelps Real Asset Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
($ reported in thousands)
	Shares	Value
Affiliated Mutual Funds(1)—78.1%
Equity Funds—75.1%
Virtus Duff & Phelps Global Infrastructure Fund Class R6(2)	693,650	$10,849
Virtus Duff & Phelps Global Real Estate Securities Fund Class R6(2)	276,711	9,677
Virtus Duff & Phelps Select MLP and Energy Fund Class I(2)	275,494	4,576
Virtus Duff & Phelps Water Fund Institutional Shares(2)	86,195	1,776
		26,878

Fixed Income Fund—3.0%
Virtus Newfleet Senior Floating Rate Fund Class R6(2)	123,352	1,062
Total Affiliated Mutual Funds (Identified Cost $22,118)		27,940

Exchange-Traded Funds(1)—17.9%
Invesco DB Agriculture Fund(3)	20,525	536
Invesco DB Commodity Index Tracking Fund(3)	40,844	891
Schwab U.S. TIPS ETF	41,820	1,116
SPDR S&P Global Natural Resources ETF	49,400	2,679
VanEck Gold Miners ETF	22,930	1,194
Total Exchange-Traded Funds (Identified Cost $5,460)		6,416

Affiliated Exchange-Traded Fund(1)—3.1%
Financials—3.1%
Virtus Duff & Phelps Clean Energy ETF(2)	57,575	1,115
Total Affiliated Exchange-Traded Fund (Identified Cost $1,071)		1,115

Total Long-Term Investments—99.1% (Identified Cost $28,649)		35,471

TOTAL INVESTMENTS—99.1% (Identified Cost $28,649)		$35,471
Other assets and liabilities, net—0.9%		336
NET ASSETS—100.0%		$35,807
Abbreviations:
DB	Deutsche Bank AG
ETF	Exchange-Traded Fund
MLP	Master Limited Partnership
S&P	Standard & Poor’s
SPDR	S&P Depositary Receipt
TIPS	Treasury-Inflation Protected Securities

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(2)	Affiliated investment.
(3)	Non-income producing.
The following table summarizes the value of the Fund’s investments as of June 30, 2025, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2025	Level 1 Quoted Prices
Assets:
Affiliated Exchange-Traded Fund	$1,115	$1,115
Affiliated Mutual Funds	27,940	27,940
Exchange-Traded Funds	6,416	6,416
Total Investments	$35,471	$35,471
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2025.
There were no transfers into or out of Level 3 related to securities held at June 30, 2025.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS REAL ASSET FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2025
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual financial statements.
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